SECOND AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


           THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of May 13, 1999 is among:
           (a) Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company");
           (b)  Kinder  Morgan   Operating  L.P.  "B",  a  Delaware
limited partnership (the "Subsidiary Borrower");
           (c) Kinder Morgan Operating L.P. "A", a Delaware limited partnership ("OLP `A'"); Kinder Morgan Operating L.P. "C", a Delaware limited partnership
("OLP `C'"); Kinder Morgan Operating L.P. "D", a Delaware limited partnership ("OLP `D'"); Kinder Morgan Natural Gas Liquids Corporation, a Delaware corporation ("KMNGL"); Kinder Morgan CO2 LLC, a Delaware limited liability company ("KMCO2"); and Kinder Morgan Bulk Terminals, Inc., a Louisiana corporation ("KMBT", and together with OLP "A", OLP "C", OLP "D", KMNGL, KMCO2, and the Subsidiary Borrower in its capacity as a guarantor pursuant to Article X of the Credit Agreement (as defined below), collectively, the "Subsidiary Guarantors");
           (d) the banks and other financial institutions listed on the signature pages hereof (collectively, the "Lenders"); and
           (e) First Union National Bank, a national banking association, individually as a Lender, as an arranger (in such capacity, the "Arranger"), as syndication agent for the other Lenders (in such capacity, the "Syndication Agent"), as issuing bank (in such capacity, the "Issuing Bank"), as swingline lender (in such capacity, the "Swingline Lender") and as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
                              PRELIMINARY STATEMENT
                              ---------------------

           The Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders , the Syndication Agent, the Arranger, the Issuing Bank, the Swingline Lender, and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of December 1, 1998, as amended pursuant to a First Amendment to Amended and Restated Credit Agreement dated as of December 21, 1998 (as so amended, and as further amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders, the Syndication Agent, the Arranger, the Issuing Bank, the Swingline Lender, and the Administrative Agent have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement as hereinafter set forth:
           NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders, the Syndication Agent, the Arranger, the Issuing Bank, the Swingline Lender, and the Administrative Agent hereby agree as follows:
           SECTION 1. Amendment to Section 6.04 of the Credit Agreement. Section
6.04 of the Credit Agreement is hereby amended as follows:
           (a) Section 6.04(d) is hereby amended by deleting the word "and" at the end of that section;

           (b) Section 6.04(e) is hereby amended by deleting the period at the end of that section and inserting "; and" in lieu thereof; and

           (c) Section 6.04 is hereby  amended by inserting the following as new
Section 6.04(f).

           "(f) the purchase of 34,593 shares of Plantation Pipe Line Company, for not more than $124,200,000.00, which will result in Plantation Pipe Line becoming a Subsidiary.".

           SECTION  2.  Designation  of  Plantation  Pipe  Line  Company  as  an
Unrestricted Subsidiary. Upon the acquisition of the shares of stock of Plantation Pipe Line Company pursuant to Section 6.04(f) of the Credit Agreement as amended hereby, Plantation Pipe Line Company will be an Unrestricted Subsidiary of the Company and the conditions specified in clauses (i), (ii) and
(iii)  of  the  definition  of  the  term  "Unrestricted  Subsidiary"  shall  be satisfied.
           SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when the Company, the Subsidiary Borrower, the Subsidiary Guarantors, and the Required Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.
           SECTION 4. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent, the Lenders, the Arranger, the Issuing Bank, the Swingline Lender, and the Syndication Agent that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.
           SECTION 5 Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.
           (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
           (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.
           (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, and modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.
           SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
           SECTION 7. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE SUBSIDIARY BORROWER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT, THE SYNDICATION

AGENT, THE ARRANGER, THE ISSUING BANK, THE SWINGLINE LENDER, AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
           SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
           SECTION 9. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, THE COMPANY, SUBSIDIARY BORROWER, AND SUBSIDIARY GUARANTORS COUNTERPARTS, IF ANY, THE
ASSIGNMENT AND ACCEPTANCES, IF ANY, THE LOAN DOCUMENTS, AND THE FEE LETTER EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE SUBSIDIARY BORROWER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE ARRANGER, THE ISSUING BANK, THE SWINGLINE LENDER, AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and
                                                Chief Financial Officer

                               KINDER MORGAN OPERATING L.P. "B",
                               as the  Subsidiary  Borrower  and as
                                  a Subsidiary
                                    Guarantor

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and
                                                Chief Financial Officer

                               KINDER MORGAN OPERATING L.P. "A",
                               as a Subsidiary Guarantor

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and Chief Financial
                                                Officer

                               KINDER MORGAN OPERATING L.P. "C",
                               as a Subsidiary Guarantor

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and Chief Financial
                                                Officer

                               KINDER MORGAN OPERATING L.P. "D",
                               as a Subsidiary Guarantor

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and Chief Financial
                                                Officer

                               KINDER  MORGAN  NATURAL  GAS LIQUIDS
                               CORPORATION, as a Subsidiary Guarantor


                               By: /s/ David G. Dehaemers, Jr.
                                   ------------------------------
                                   Name:   David G. Dehaemers, Jr.
                                   Title:  Treasurer and Chief Financial
                                           Officer

                               KINDER MORGAN BULK TERMINALS, INC.,
                               as a Subsidiary Guarantor


                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and Chief Financial
                                                Officer

                               KINDER MORGAN CO2, LLC,
                               as a Subsidiary Guarantor

                               By:  Kinder Morgan Operating L.P. "A",
                                    its Sole Member

                                  By: Kinder Morgan G.P., Inc.,
                                      its General Partner



                                    By: /s/ David G. Dehaemers, Jr.
                                        ------------------------------
                                        Name:   David G. Dehaemers, Jr.
                                        Title:  Treasurer and Chief Financial
                                                Officer

Revolving Loan Commitment:            FIRST  UNION  NATIONAL  BANK,as the
$47,000,000.00                        Arranger, the Syndication Agent,
                                      Administrative Agent, the Issuing Bank, the Swingline Lender and as a Lender



                                      By: /s/ Paul N. Riddle
                                          ------------------------------
                                           Name:  Paul N. Riddle
                                           Title: Managing Director

Revolving Loan Commitment:                GOLDMAN SACHS CREDIT PARTNERS L.P.
$8,000,000.00


                                          By: /s/ Stephen B. King
                                              -----------------------------
                                               Name:  Stephen B. King
                                               Title: Authorized Signatory

Revolving Loan Commitment:                BANK OF AMERICA NATIONAL TRUST
$10,000,000.00                            AND SAVINGS ASSOCIATION



                                           By: /s/ Daryl G. Patterson
                                               -----------------------------
                                                Name: Daryl G. Patterson
                                                Title: Vice President

Revolving Loan Commitment:                BANK OF MONTREAL
$12,500,000.00


                                          By: /s/ Cahal B. Carmody
                                              ----------------------------
                                              Name:  Cahal B. Carmody
                                              Title: Director

Revolving Loan Commitment:                BANK OF SCOTLAND
$20,000,000.00


                                          By: /s/ Annie Chin Tat
                                              -----------------------------
                                               Name:  Annie Chin Tat
                                               Title: Senior Vice President

Revolving Loan Commitment:                PARIBAS
$12,500,000.00


                                          By: /s/ Marian Livingston
                                              ---------------------------
                                               Name:  Marian Livingston
                                               Title: Vice President



                                          By:  /s/ Betsy R. Jocker
                                              ---------------------------
                                               Name:  Betsy R. Jocker
                                               Title: Assistant Vice President

Revolving Loan Commitment:                BARCLAYS BANK PLC
$22,000,000.00


                                          By: /s/ J. Onischuch
                                              ----------------------------
                                               Name:  J. Onischuch
                                               Title: Director

Revolving Loan Commitment:                CIBC INC.
$10,000,000.00


                                          By: /s/ Roger Colden
                                              ------------------------------
                                               Name:  Roger Colden
                                               Title: Authorized Signatory

Revolving Loan Commitment:                COMMERZBANK AG, ATLANTA AGENCY
$10,000,000.00



                                          By: /s/ Dempsey L. Gable
                                              ------------------------------
                                               Name:  Dempsey L. Gable
                                               Title: Senior Vice President



                                          By: /s/ A. Oliver Welsch-Lehmann
                                              ------------------------------
                                               Name:  A. Oliver Welsch-Lehmann
                                               Title: Assistant Vice President

Revolving Loan Commitment:                CREDIT LYONNAIS NEW YORK BRANCH
$10,000,000.00



                                          By: /s/ Philippe Soustra
                                              ------------------------------
                                               Name:  Philippe Soustra
                                               Title: Senior Vice President

Revolving Loan Commitment:                FIRST NATIONAL BANK OF CHICAGO
$39,000,000.00



                                          By: /s/ Jeanie C. Harmon
                                              ------------------------------
                                               Name:  Jeanie C. Harmon
                                               Title: Vice President

Revolving Loan Commitment:          NATIONSBANK, N.A., as successor by merger to
$22,000,000.00                      NationsBank of Texas, N.A.



                                    By: /s/ Daryl G. Patterson
                                        --------------------------------
                                         Name:  Daryl G. Patterson
                                         Title: Vice President

Revolving Loan Commitment:          THE PRUDENTIAL INSURANCE COMPANY
$50,000,000.00                      OF AMERICA


                                     By: /s/ Rie E. Abel
                                         --------------------------------
                                          Name:  Rie E. Abel
                                          Title: Vice President

Revolving Loan Commitment:                SOCIETE GENERALE
$22,000,000.00


                                           By: /s/ Richard A. Gould
                                                Name:  Richard A. Gould
                                                Title: Director

Revolving Loan Commitment:                 PNC BANK, NATIONAL ASSOCIATION
$10,000,000.00


                                           By: ---------------------------
                                                Name:
                                                Title:

Revolving Loan Commitment:                 UNION BANK OF CALIFORNIA, N.A.
$10,000,000.00


                                           By: /s/ Gary Shekeyian
                                               -----------------------------
                                                Name:  Gary Shekeyian
                                                Title: Assistant Vice President

Revolving Loan Commitment:                 WELLS FARGO BANK (TEXAS), NA
$10,000,000.00


                                           By: /s/ J. Alan Alexander
                                                Name:  J. Alan Alexander
                                                Title: Vice President